SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 18, 2010
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
_______________________

Item 5.02

(e) On May 18, 2010, the shareholders of Principal Financial Group, Inc. (the “Company”) approved the adoption of the Principal Financial Group, Inc. 2010 Stock Incentive Plan. The Company’s board of directors had previously adopted the plan subject to shareholder approval. A summary of the plan as well as its complete text is included in the Company’s proxy statement filed with the Securities and Exchange Commission on April 6, 2010.

Item 5.07 Submission of Matters to a Vote of Security Holders

At our annual meeting of shareholders on May 18, 2010, the shareholders elected four Class III directors each for a term expiring at our 2013 annual meeting. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum but were not counted as votes. The voting results were as follows:

		SHARES
	SHARES	VOTED	SHARES
	VOTED FOR	AGAINST	ABSTAINING
Michael T. Dan	176,729,519	9,246,537	1,274,088
C. Daniel Gelatt	176,781,276	9,190,706	1,278,162
Sandra L. Helton	184,183,307	1,812,021	1,254,816
Larry D. Zimpleman	178,531,442	7,469,783	1,248,919

The directors whose terms of office continued and the years their terms expire are as follows:

Class I Directors Continuing in Office Whose Term Expires in 2011

Betsy J. Bernard
Jocelyn Carter-Miller
Gary E. Costley

Class II Directors Continuing in Office Whose Term Expires in 2012

Richard L. Keyser
Arjun K. Mathrani
Elizabeth E. Tallett

In addition, the shareholders approved and adopted the Principal Financial Group, Inc. 2010 Stock
Incentive Plan, more fully described above in Item 5.02(e). The voting results were as follows:

FOR AGAINST ABSTAIN
178,040,995 7,091,341 2,117,808

In the last agenda item, the shareholders ratified the appointment of Ernst & Young LLP as our independent auditors for 2010. The voting results were as follows:

FOR AGAINST ABSTAIN
201,620,679 2,129,733 1,270,397

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
99.1	Form of Performance Based Restricted Stock Unit Award Agreement
99.2	Form of Nonqualified Stock Option Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Joyce N. Hoffman
Name: Joyce N. Hoffman
Title: Senior Vice President and
Corporate Secretary

Date:	May 21, 2010

Exhibit 99.1

2010 Stock Incentive Plan
Performance Based Restricted Stock Unit Award Agreement

PERFORMANCE BASED RESTRICTED STOCK UNIT AGREEMENT (“Agreement”), evidencing the restricted stock unit award described below under the Principal Financial Group, Inc. 2010 Stock Incentive Plan (the
“Plan”) by Principal Financial Group, Inc., a Delaware corporation (the “Company”), to you, (the “Employee”).
Capitalized terms not defined in this Agreement shall have the meanings given to such terms in the Plan.

Type of Grant: Performance Based Restricted Stock Unit

Performance Period: ______________________________ (the “Performance Period”)

1. Confirmation of Grant. The Company hereby evidences and confirms its grant to the Employee, effective on the date reflected on your online award acceptance screen (the “Grant Date”) and subject to and upon the terms and conditions set forth in this Agreement, of a restricted stock unit award (the “Award”) in respect of the number of performance based restricted stock units listed on your online award acceptance screen (the “Restricted Stock
Units”). Each Restricted Stock Unit represents a contractual right to receive one share of the Company’s common stock (the “Common Stock”), subject to the terms and conditions of this Agreement. Employee’s right to receive
Common Stock in respect of Restricted Stock Units is generally contingent upon (i) the achievement of the performance objective outlined in Section 2 below (the “Performance Objective”) and (ii) the Employee’s continued
employment through the end of the Performance Period. This Agreement is subordinate to, and the terms and conditions of this Award, are subject to, the terms and conditions of the Plan.

2. Performance Objective.

(a) No Performance Based Restricted Stock Units shall become vested and payable hereunder unless and until the Committee shall have certified that the Threshold ROE Objective or the Operating Income Objective (as
defined below) has been satisfied. If the Threshold ROE Objective or Operating Income Objective is satisfied, and subject to the Committee’s authority to exercise negative discretion to reduce the number of Performance
Based Restricted Stock Units as described in Section 2(b) below, the maximum award that may be payable hereunder shall be equal to one and one-half the number of Performance Based Restricted Stock Units specified above.

(b) Notwithstanding the provisions of Section 2(a), if the Committee determines not to exercise its discretion to reduce the maximum award payable hereunder:

(i) the number of Performance Based Restricted Stock Units that will be earned and payable hereunder shall be zero if the Threshold ROE Objective or Operating Income Objective, as defined below, is not satisfied; and

(ii) except as provided in Sections 3 and 4, if the Threshold ROE Objective or Operating Income
Objective is satisfied, the number of Performance Based Restricted Stock Units earned and payable shall be determined by adding the results of (a) multiplying (i) 50% of the number of Performance
Based Restricted Stock Units by (ii) the ROE Multiplier (as defined below) and (b) multiplying (i) 50%
of the number of Performance Based Restricted Stock Units by (ii) the Book Value Per Share Multiplier
(as defined below).

(c) The “ROE Objective” is Average return on equity (“ROE”) for the Performance Period established by the
Committee as the Threshold ROE Objective for this Award, which is listed on Annex I hereto. “Average ROE”
shall mean a simple average of the ROE for each of the calendar years ended during the Performance Period based on the audited financial statements for each such calendar year as prepared in accordance with U.S.
generally accepted accounting principles (“GAAP”). “ROE” with respect to any calendar year shall mean (i)

income from continuing operations before income taxes per the audited Consolidated Statements of Operations less (A) net realized/unrealized capital gains (losses) and (B) preferred stock dividends declared during such calendar year divided by (ii) the average equity excluding other comprehensive income available to common stockholders.

(d) The “Operating Income Objective” is the cumulative Operating Income for the Performance Period established by the Committee as the Threshold Operating Income Objective for this Award, which is listed on
Annex I hereto. “Operating Income” with respect to any calendar year shall mean annual income from the
Company’s continuing operations, minus net realized and unrealized gains and losses.

(e) The “ROE Multiplier” is
(i) 50%, if Average ROE for the Performance Period is equal to the “Minimum ROE Objective” for this
Award, which is listed on Annex I hereto;

(ii) 100%, if Average ROE for the Performance Period is equal to such level for the Performance Period specified by the Committee as the “Target ROE Objective” for this Award, which is listed on Annex I hereto; and

(iii) 150%, if Average ROE for the Performance Period is equal to or in excess of the level of Average
ROE for such Performance Period specified by the Committee as the “Maximum ROE Objective” for
this Award, which is listed on Annex I hereto.

If Average ROE for the Performance Period is above the Minimum ROE Objective but below the Target
ROE Objective, or above the Target ROE Objective but below the Maximum ROE Objective, the ROE
Multiplier shall be determined by mathematical interpolation between the relevant stated ROE Objectives.

(f) Average Book Value Per Share shall mean a simple average of the Book Value Per Share for each of the calendar years ended during the Performance Period. “Book Value Per Share” with respect to any calendar year is defined as total ending common equity excluding other comprehensive income divided by number of common shares outstanding end of year. The “Book Value Per Share Multiplier” is
(i) 50%, if Average Book Value Per Share for the Performance Period is equal to the “Minimum Book
Value Per Share Objective” for this Award, which is listed on Annex I hereto;

(ii) 100%, if Average Book Value Per Share for the Performance Period is equal to such level for the
Performance Period specified by the Committee as the “Target Book Value Per Share Objective” for
this Award, which is listed on Annex I hereto; and

(iii) 150%, if Average Book Value Per Share for the Performance Period is equal to or in excess of the level of Average Book Value Per Share for such Performance Period specified by the Committee as the
“Maximum Book Value Per Share Objective” for this Award, which is listed on Annex I hereto.

If Average Book Value Per Share for the Performance Period is above the Minimum Book Value Per Share
Objective but below the Target Book Value Per Share Objective, or above the Target Book Value Per
Share Objective but below the Maximum Book Value Per Share Objective, the Book Value Per Share
Multiplier shall be determined by mathematical interpolation between the relevant stated Book Value Per
Share Objectives.

(g) Payment in respect of Earned Performance Based Restricted Stock Units shall be made not later than the first March 15 following the calendar year in which the Performance Period ends. Except to the extent expressly provided under the applicable provisions of the Code and regulations thereunder, payment under this agreement shall not be made unless the Human Resources Committee of the Company’s Board of Directors
certifies the performance results for 2010. Unless otherwise determined by the Committee, all payments in respect of Earned Performance Based Restricted Stock Units shall be made in an equivalent number of shares of
Common Stock, rounded down to the nearest whole number of shares.

3.	Termination of Employment.

(a) Death, Disability or Approved Retirement. Except as provided in Section 4(e) or to the extent that the
Committee may provide for more favorable treatment at or after grant, in the event that the Employee’s employment with the Company or a Subsidiary terminates due to the Employee’s (i) death, (ii) Disability or
(iii) Approved Retirement prior to the last day of the first year in the Performance Period, the Employee shall be deemed to have earned, as of the end of the Performance Period, a number of Restricted Stock Units equal to the product of (i) the number of Earned Restricted Stock Units to which the Employee would have become entitled pursuant to Section 2 had the Employee remained employed through the end of the Performance
Period, multiplied by (ii) a fraction not greater than one (the “Pro-Ration Fraction”), the numerator of which is
(A) the number of days during the Performance Period during which the Employee was employed and (B) the denominator of which is 365. In the event that an Employee’s employment with the Company or a Subsidiary terminates due to the Employee’s (i) death, (ii) Disability or (iii) Approved Retirement on or after the last day of the first year in the Performance Period, the Employee shall be deemed to have earned, as of the end of the
Performance Period, the same number of Earned Restricted Stock Units to which the Employee would have become entitled pursuant to Section 2 had the Employee remained employed through the end of the
Performance Period. Any portion of the Restricted Stock Units that cannot become vested and payable in accordance with the second preceding sentence shall terminate and automatically be cancelled as of the date of the Employee’s termination of employment. Any portion of the Employee’s Restricted Stock Units that could have vested pursuant to the third and second preceding sentences, but do not vest as of the end of the
Performance Period, shall terminate and be canceled upon the expiration of such Performance Period.

(b) Other Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event that the Employee’s employment with the Company or a Subsidiary terminates prior to the end of the
Performance Period for any reason other than those listed in Section 3(a), all of the Employee’s Restricted
Stock Units shall terminate and automatically be canceled upon such termination of employment.

(c) No Guarantee of Employment. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate the Employee’s employment at any time, or confer upon the
Employee any right to continue in the employ of the Company or Subsidiary.

4. Change of Control. Notwithstanding the provisions of Section 2 and 3 hereof, in the event of a Change of
Control, the Restricted Stock Units subject to this Agreement shall be converted into a number of shares of Common
Stock or, if the Change of Control is a Reorganization Transaction, shares of the common stock of the Surviving
Corporation, as provided in (and subject to the terms and conditions of) this Section 4. If the Employee has been continuously employed from the Grant Date until the date of the Change of Control, the Employee’s rights in respect of the Restricted Stock Units shall be determined as provided in Section 4(a) or 4(b), depending on the period of time that has passed since the commencement of the Performance Period. If the Employee’s employment shall have terminated prior to the date of the Change of Control, but at least some of the Employee’s Restricted Stock Units remain outstanding pursuant to Section 3(a) (or by reason of the Committee’s exercise of its discretionary authority pursuant to Section 3(b)), the Employee’s rights in respect of the Employee’s outstanding Restricted Stock Units shall be determined as provided in Section 4(e).

(a) If the Change of Control occurs within one year of the commencement of the Performance Period, the
Employee will be granted a contractual right to receive a number of shares of Common Stock equal to the number of the Employee’s Restricted Stock Units.

(b) If the Change of Control occurs on or after the first anniversary of the commencement of the Performance
Period, the Employee will be granted a contractual right to receive a number of shares of Common Stock equal to the number of restricted stock units that would have become Earned Restricted Stock Units, assuming that

(i) the Performance Period ended on the date on which the Change of Control occurs (the “Change of
Control Date”) and

(ii) the determination of whether, and to what extent, the Performance Objective is achieved, is based on actual performance against the stated performance criteria through the Change of Control Date,

projected out for the remainder of the originally stated Performance Period, but without adjustment due to the fact that the Change of Control Date occurs prior to the end of the stated Performance Period.

(c) Any shares of Common Stock subject to the contractual rights granted pursuant to Section 4(a) or 4(b) shall vest in full (without regard to any performance condition related to the period following the Change of Control
Date) on the last day of the Performance Period so long as the Employee is continuously employed through such date. These rights shall also vest in full upon any earlier termination of Employee’s employment due to
(1) Approved Retirement, (2) death, (3) Disability, (4) a termination by the Company without Cause or (5) the constructive termination of the Employee’s employment.

For this purpose, a constructive termination shall mean a termination of employment by the (x) within 120 days following (1) a material reduction in the Employee’s base salary or incentive compensation opportunity,
(2) a material reduction in the Employee’s responsibilities, or (3) relocation of the Employee’s principal place of employment to a location 50 miles away or more from Employee’s prior place of employment or (y)
following the occurrence of any other event or circumstance that entitles Employee to terminate his or her employment with the Company and receive severance benefits under any agreement between Employee and the Company. Any shares of Common Stock issuable in respect of the rights granted under this Section 4 shall be issued the day following the last day of the Performance Period An Employee who is granted the right to receive shares under this Section 4(c) shall also have the right to receive dividend equivalents in respect of such shares, at the same time and in the same amounts as though the shares that would be delivered had been outstanding shares. Any dividend equivalents payable shall be deemed re-invested in additional shares of the underlying stock based on the fair market value thereof on the payment date of the corresponding dividend or distribution, and such additional shares shall vest and be distributed at the same time and subject to the same conditions as apply to the underlying shares.

(d) If, prior to the occurrence of a Change of Control, Employee has timely elected pursuant to Section 10 hereof to defer receipt of the Common Stock that would have been deliverable in respect of any Earned
Restricted Stock Units, then in lieu of issuing shares of Common Stock at the time specified in Section 4(c) the shares of Common Stock shall be issued at the time or times specified in, and subject to the terms of, the
Employee’s deferral election. An Employee who is granted the right to receive shares under this Section 4(d)
shall also have the right to receive dividend equivalents in respect of such shares, at the same time and in the same amounts as though the shares that would be delivered had been outstanding shares. Any dividend equivalents payable shall be deemed re-invested in additional shares of the underlying stock based on the fair market value thereof on the payment date of the corresponding dividend or distribution, and such additional shares shall vest and be distributed at the same time and subject to the same conditions as apply to the underlying shares.

(e) If Employee’s employment terminated prior to the Change of Control Date, but some or all of the
Employee’s Restricted Stock Units are still outstanding on such Date pursuant to either Section 3(a) or 3(b)
hereof, then, unless otherwise specified by the Committee at the time of any exercise of its discretionary authority under Section 3, the Employee shall receive, immediately following (and not later than 15 days after)
the Change of Control Date, a number of shares of Common Stock equal to

(i) if the Change of Control Date occurs prior to the first anniversary of the commencement of the
Performance Period, the product of (A) the number of Restricted Stock Units initially awarded to the
Employee hereunder times (B) the Pro-Ration Fraction; or

(ii) if the Change of Control Date occurs on or after the first anniversary of the commencement of the
Performance Period (A) the number of shares of Common Stock that would have been issued to the
Employee based on the number of Restricted Stock Units initially awarded to the Employee had Section
4(b) been applicable to the Employee times (B) the Pro-Ration Fraction.

Except as may otherwise have been provided by the Committee at the time of its exercise of its discretionary authority under Section 3, any shares of Common Share (or the Surviving Corporation’s common stock)
issuable pursuant to this Section 4(e) shall be fully vested and freely transferable as of the date of the Change of Control.

(f) Notwithstanding the preceding subsections of this Section 4, if a Change of Control is also a Reorganization
Transaction, in lieu of contractual rights to receive shares of Common Stock (including any such shares deliverable in respect of any contractual right described in Section 4(d)), the Employee shall receive the contractual right to receive the number of shares of the Surviving Corporation’s common stock into which the number of shares of Common Stock that would otherwise have been subject to the contractual rights granted under this Section 4 would convert, based on the exchange ratio in the Reorganization Transaction applicable to outstanding shares of Common Stock or, in any case where the Committee can not reasonably discern such an exchange ratio (such as where the Company’s shareholders receive cash instead of Surviving Corporation common stock), the relative Fair Market Values of a share of Common Stock and such Surviving Corporation common stock on the Change of Control Date.

(g) Notwithstanding anything else contained in this Section 4 to the contrary, the Committee may elect, at its sole discretion by resolution adopted prior to the Change of Control Date, to satisfy the Employee’s rights in respect of the Restricted Stock Units, in whole or in part, by making a cash payment to the Employee within 5 business days of the Change of Control Date in respect of all such Restricted Stock Units or such portion of such Restricted Stock Units as the Committee shall determine. Any cash payment for any Restricted Stock
Unit shall be equal to the Fair Market Value of the applicable Common Stock on the Change of Control Date.

(h) Upon conversion into either shares of Common Stock or a right to receive shares of Common Stock (or, in either case, Surviving Corporation common stock) pursuant to this Section 4, a cash settlement of the
Employee’s rights pursuant to Section 4(e) or a combination of the issuance of stock and the payment of cash in accordance with the applicable provisions of this Section, all of the Employee’s Restricted Stock Units subject to the Award shall be cancelled and terminated.

5. Non-Solicitation. For a period of twelve months after the termination of Employee’s employment, Employee shall not, directly or indirectly:

(a) encourage any employee or agent of the Company or a Subsidiary to terminate his or her relationship with the Company;

(b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, of any employee or agent of the Company or a Subsidiary (other than by the Company or a
Subsidiary), or cause or encourage any Person to do any of the foregoing;

(c) establish (or take preliminary steps to establish) a business with, or encourage others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company or a Subsidiary; or

(d) interfere with the relationship of the Company or a Subsidiary with, or endeavor to entice away from the
Company, any Person who or which at any time during the period commencing one year prior to the termination of the Employee’s employment was or is a material customer or material supplier of, or maintained a material business relationship with, the Company.

6. Nontransferability of Awards. The Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Following the Employee’s death, any shares distributable (or cash payable) in respect of Restricted
Stock Units pursuant to Section 3 or 4 will be delivered or paid, at the time specified in Section 2(g) or, if applicable, Section 4(e), to the Employee’s designated beneficiary or to the Employee’s estate in accordance with, and subject to, the terms and conditions hereof and of the Plan.

7. Beneficiary Designation. The Employee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom shall be delivered or paid under this Agreement following the
Employee’s death any shares that are distributable (or cash payable) hereunder in respect of Employee’s Restricted
Stock Units pursuant to Section 3 or Section 4 at the time specified in Section 2(g) or, if applicable, Section 4(a) or
4(e); provided that, if the Employee shall not have designated any beneficiary under this Plan, the Employee’s beneficiary shall be deemed to be the person designated by the Employee under the group life insurance plan of the

Company or a Subsidiary in which such Employee participates (unless such designated beneficiary is not a Family
Member). Each designation will revoke all prior designations, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee during the Employee’s lifetime. In the absence of any such effective designation, shares issuable in connection with the Employee’s death shall be paid by the
Employee’s surviving spouse, if any, or otherwise to the Employee’s estate.

8. Tax Withholding. Whenever Common Stock is to be issued in settlement of Earned Restricted Stock Units under this Agreement or unrestricted stock is to be delivered pursuant to Section 2, the Company shall have the power to withhold, or require the Employee to remit, an amount sufficient to satisfy Federal, state and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or the issuance of Common Stock until such requirements are satisfied. The Committee may permit the Employee to elect, subject to such conditions as the Committee may impose:

(a) to have shares of Common Stock otherwise issuable upon the exercise under this Award withheld by the
Company; or

(b) to deliver to the Company cash equal to all or part of the Employee’s Federal, state or local tax obligation associated with the transaction.

9. Adjustment of the Number of Restricted Stock Units. In the event of any Common Stock dividend or
Common Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of Restricted Stock Units subject to this Award shall be appropriately adjusted by the Committee and the Committee’s determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.

10. Deferral of Distribution in Respect of Restricted Stock Units. An Employee may elect, by written notice to the Company delivered not later than December 31 of the second year in the Performance Period, to defer delivery of the shares of Common Stock (or any other distribution payable hereunder) in respect of Earned Restricted Stock
Units. Any such election shall specify the date on which such shares of Common Stock shall be delivered in a single distribution; provided, however, that regardless of the date selected by the Employee all of the shares will be delivered 5 business days after Employee’s termination of employment (or, if Employee is a key employee of the
Company within the meaning of Section 416(i) of the Code for the year in which his or her employment terminates, six (6) months following such termination of employment unless such termination of employment is due to
Employee’s death or disability (as defined in Section 409A of the Code). The Employee may, in addition to electing a date for payment, elect to have delivery of the shares be made within a fixed number of days following a change of control of the Company (as defined for purposes of Section 409A of the Code). The Company or the Committee
may impose any such other or additional conditions on the terms of, or the timing of, any deferral election pursuant to this Section 10, to the extent deemed necessary or appropriate to satisfy the applicable provisions of Section
409A. Notwithstanding anything else contained in this Section 10 to the contrary, any election to defer delivery of any amount otherwise payable under this Agreement that would fail to comply with the conditions set forth in such
Section 409A shall be deemed void and without effect.

11. Compensation Recovery Policy. The restricted stock unit award described in this Agreement is subject to the
Principal Financial Group, Inc. Executive Compensation Recovery Policy, effective February 23, 2010, as may be amended from time to time, which is incorporated by this reference.

12. Requirements of Law. The issuance of shares of Common Stock pursuant to this Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued pursuant to this Agreement if such issuance or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state or foreign securities laws.

13. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

14. Interpretation; Construction. Any determination or interpretation by the Committee under or pursuant to this
Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

15. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Employee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17. Amendments. The Committee shall have the exclusive right to amend this Agreement, from time to time, provided that no such amendment shall impair the rights of the Employee under this Agreement without the
Employee’s consent. Upon its adoption by the Committee, any alteration or amendment of this Agreement shall become binding and conclusive on all persons affected thereby without any need for consent or other action by any such person. The Company shall give written notice to the Employee of any such amendment as promptly as practicable after the adoption thereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute, and the Employee has executed, this Agreement, each as of the Grant Date.

By electronically signing this Agreement, I, the Employee, acknowledge that I have read the Plan, and that I fully understand all of my rights under the Plan, as well as all of the terms and conditions of this Award. Without limiting the generality of the preceding sentence, I understand that, in most instances, my right to receive any Common Stock or other benefit pursuant to this Award is conditioned upon my continued employment with the Company and the achievement of the Performance Objectives specified herein. The terms and conditions set forth in this Agreement and in the Plan are binding upon me, my person representative or the person or persons to whom my rights under this Agreement pass by will or by the applicable laws of descent and distribution. I shall not have any rights of a shareholder with respect to the Common Stock corresponding to the Restricted Stock Units awarded hereby until shares of such Common Stock have been issued to me, if at all, in accordance with the terms and conditions of this
Agreement.

I acknowledge that the covenants contained in Section 5 are reasonable in the scope of the activities restricted and the duration of the restrictions, and that such covenants are reasonably necessary to protect the Company’s legitimate interests in its relationships with its employees, customers and suppliers. I further acknowledge such covenants are essential elements of this Agreement and that, but for such covenants, the Company would not have entered into this Agreement.

PRINCIPAL FINANCIAL GROUP, INC.

By: _______________________________
Name: Ralph Eucher – SVP Human Resources

Annex I

Threshold ROE Objective:

Threshold Operating Income Objective:

Minimum ROE Objective:

Target ROE Objective:

Maximum ROE Objective:

Minimum Book Value Per Share Objective:

Target Book Value Per Share Objective:

Maximum Book Value Per Share Objective:

Exhibit 99.2

Stock Incentive Plan Award Agreement

STOCK OPTION AGREEMENT (“Agreement”), evidencing the grant of the stock option described below under the Principal Financial Group, Inc. 2010 Stock Incentive Plan (the “Plan”) by Principal Financial
Group, Inc., a Delaware corporation (the “Company”) to you, (the “Employee”). Capitalized terms not defined in this Agreement shall have the meanings given to such terms in the Plan.

Type of Grant: Nonqualified Stock Options

1. Confirmation of Grant; Option Exercise Price. The Company hereby evidences and confirms its grant to the Employee, effective on the date of grant reflected on your online award acceptance screen (the “Grant Date”)
and subject to and upon the terms and conditions set forth in this Agreement, of an option (the “Option”) to purchase the number of shares of the Company’s common stock (the “Common Stock”), set forth on your online award acceptance screen (the “Shares”) at an option exercise price set forth on your online award acceptance screen (the
“Exercise Price”). The Option is not intended to be an incentive stock option under Internal Revenue Code of 1986, as amended. This Agreement is subordinate to, and the terms and conditions of the Option granted hereunder are subject to, the terms and conditions of the Plan.

2. Exercise of Option. Options shall vest and become exercisable as described on your online award acceptance screen, subject in each case to the Employee’s continued employment with the Company or a Subsidiary until such vesting date, and provided that 100% of such Option shall be exercisable to the extent provided in
Sections 5(a) and 6(a) of this Agreement. Shares eligible for purchase may thereafter be purchased, subject to the provisions hereof, at any time and from time to time on or after the date they first become available for purchase hereunder until the date on which the Option terminates.

3. Expiration of Option. Unless an earlier expiration date applies pursuant to Section 5, the Option shall expire ten years from the date of grant.

4. Method of Exercise and Payment. The Employee may exercise any portion of the Option that has become exercisable by (i) written or verbal notice to the Company’s broker specifying the number of Shares the
Employee wants to purchase and (ii) payment in full at the time of exercise. Payment of the exercise price may be made (i) in cash or its equivalent, (ii) by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), (iii) through an arrangement with a broker approved by the
Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Common Stock or
(iv) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date such tender, is at least equal to such Exercise Price required to be paid for the Shares being exercised.

5. Termination of Employment.

(a) Death or Disability In the event that the Employee’s employment with the Company or a
Subsidiary terminates due to (i) the Employee’s death, or (ii) the Employee’s Disability, then 100%
of the Option shall be exercisable as of the date of such termination and thereafter may be exercised by the Employee or the Employee’s beneficiary as designated in accordance herewith at any time prior to the earlier of (i) the third anniversary of the Employee’s termination or (ii) the expiration of the term of the Option.

(b) Approved Retirement. In the event that the Employee’s employment with the Company or a Subsidiary terminates due to the Employee’s Approved Retirement the Participant shall be entitled to exercise (i) the number of Options (the “Last Year Options”) granted during the year in which the Participant’s employment or service terminates by reason of Approved Retirement (the
“Retirement Year”) equal to the product of (x) the Last Year Options, multiplied by (y) a fraction not greater than one, the numerator of which is (A) the number of days during the Retirement Year during which the Participant was employed and (B) the denominator of which is 365 (the “Pro-
Ration Factor”), and (ii) any Options granted to such Participant prior to the Retirement Year. Any
Options that are exercisable in accordance with the preceding sentence may be exercised by the
Participant at any time prior to the expiration date of the term of the Options. Any of the Last Year
Options that are not exercisable at the date of a Participant’s Approved Retirement shall be cancelled on such date.

(c) Resignation. In the event of voluntary termination by the Employee, other than on account of Approved Retirement (a “Resignation”), any of the Participant’s then outstanding
Options that are exercisable on the date of such Resignation may be exercised by the Participant until the later of (i) the thirtieth (30th) day following the Participant’s Resignation, or (ii) if, immediately prior to such Resignation, the Participant was subject to the Company’s policies restricting sales of its securities (a “Restricted Participant”), the thirtieth (30th ) day from the date the first Trading Window commences following the Participant’s Resignation, but in no event following the expiration of the term of such Options. Any outstanding Options that are not exercisable at the time of a Participant’s Resignation shall expire at the time of such Resignation and shall not be exercisable thereafter.

(d) Termination for Cause. In the event of voluntarily termination of employment by the
Employee or the Employee’s employment with the Company or a Subsidiary is terminated for
Cause, 100% of the Option (regardless of the extent to which the Option would otherwise be exercisable under Section 2 of this Agreement) shall terminate and be canceled immediately upon such termination of employment.

(e) Other Termination of Employment. Unless otherwise determined by the Committee, in the event that the Employee’s employment with the Company or a Subsidiary terminates for any reason other than those listed in paragraphs (a), (b), (c) or (d) of this Section, the portion of the
Employee’s Option that is exercisable as of the date of such termination may be exercised by the
Participant until the later of (i) the ninetieth (90th) day following the Participant’s termination, or (ii)
if, immediately prior to such termination, the Participant was subject to the Company’s policies restricting sales of its securities (a “Restricted Participant”), the thirtieth (30th ) day from the date the first Trading Window commences following the Participant’s termination, but in no event following the expiration of the term of such Options. Any outstanding Options that are not exercisable at the time of a Participant’s termination shall expire and be cancelled immediately at the time of such termination as will any exercisable portion of the Option that is not exercised within the period described above.

(f) No Guarantee of Employment. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate the Employee’s employment at any time, or confer upon the Employee any right to continue in the employ of the Company or a
Subsidiary.

6.	Change of Control.

(a) Accelerated Exercisability and Payment. Except as otherwise provided in paragraph
6(b), in the event of a Change of Control, 100% of the Option shall become exercisable (whether or not then exercisable) and may, if the Committee so determines, be canceled in exchange for a payment in cash of an amount equal to the product of (x) the excess, if any, of the Change of Control
Price over the Exercise Price multiplied by (y) the number of shares then covered by the Option.

(b) Alternative Award. Notwithstanding Section 6(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any portion of the Option if the Committee reasonably determines in good faith, prior to the occurrence of a
Change of Control, that such portion of the Option shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Option being hereinafter referred to as an “Alternative Award”) by the Employee’s employer (or an affiliate thereof) immediately after the

Change of Control, provided that any such Alternative Award must:

(1) be based on stock which is traded on an established securities market;

(2) provide the Employee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such portion of the
Option, including, but not limited to, an identical or better exercise and vesting schedule, and identical or better timing and methods of payment;

(3) have substantially equivalent economic value to such portion of the Option
(determined at the time of the Change of Control and using valuation principles permitted under Treas. Reg. §1.424-1); and

(4) provide that, in the event that such Employee’s employment is involuntary terminated or constructively terminated, any conditions on such Employee’s rights under, or any restrictions on transfer or exercisability applicable to, each such
Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination of employment by the Employee within
120 days following a material reduction in the Employee’s base salary or an Employee’s incentive compensation opportunity, a material reduction in the Employee’s responsibilities, or relocation of the Employee’s principal place of employment is a location 50 miles away or more from Employee’s prior place of employment.

7. Non-Solicitation. For a period of twelve months after the termination of Employee’s employment,
Employee shall not, directly or indirectly:

(a) encourage any employee or agent of the Company or a Subsidiary to terminate his or her relationship with the Company;

(b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, of any employee or agent of the Company or a Subsidiary (other than by the
Company or a Subsidiary), or cause or encourage any Person to do any of the foregoing;

(c) establish (or take preliminary steps to establish) a business with, or encourage others to establish
(or take preliminary steps to establish) a business with, any employee or agent of the Company or a
Subsidiary; or

(d) interfere with the relationship of the Company or a Subsidiary with, or endeavor to entice away from the Company, any Person who or which at any time during the period commencing one year prior to the termination of the Employee’s employment was or is a material customer or material supplier of, or maintained a material business relationship with, the Company.

8. Nontransferability of Awards. The Option granted hereunder may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Following the Employee’s death, all rights with respect to any Option that was exercisable at the time of such Employee’s death and has not expired may be exercised by his designated beneficiary or by his estate in accordance with, and subject to, the terms and conditions hereof and of the Plan.

9. Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant’s death; provided that, if the
Participant shall not have designated any beneficiary under this Plan, the Participant’s beneficiary shall be deemed to be the person designated by the Participant under the group life insurance plan of the Company or a Subsidiary in which such Participant participates (unless such designated beneficiary is not a Family Member). Each designation made hereunder will revoke all prior designations by the same Participant with respect to all Awards previously granted (including, solely for purposes of this Plan, any deemed designation), shall be in a form prescribed by the

Committee, and will be effective only when received by the Committee in writing during the Participant’s lifetime.
In the absence of any such effective designation (including a deemed designation), benefits remaining unpaid at the
Participant’s death shall be paid to or exercised by the Participant’s surviving spouse, if any, or otherwise to or by the Participant’s estate. Except as otherwise expressly provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any rights or remedies under this Plan.

10.	Tax Withholding. Whenever Common Stock is to be issued or cash paid pursuant to the exercise of an
Option under this Agreement, the Company shall have the power to withhold, or require the Employee to remit, an amount sufficient to satisfy Federal, state and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or the issuance of Common Stock until such requirements are satisfied.
The Committee may permit the Employee to elect, subject to such conditions as the Committee may impose:

a)	to have Shares otherwise issuable upon the exercise of an Option withheld by the Company, or

b)	to deliver to the Company cash equal to all or part of the Employee’s Federal, state or local tax obligation associated with the transaction.

11.	Adjustment of the Number of Option Shares. In the event of any Common Stock dividend or Common
Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to this Option and the exercise price applicable to this Option shall be appropriately adjusted by the Committee and the
Committee’s determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.

12.	Compensation Recovery Policy. The restricted stock unit award described in this Agreement is subject to the Principal Financial Group, Inc. Executive Compensation Recovery Policy, effective February 23, 2010, as may be amended from time to time, which is incorporated by this reference.

13.	Requirements of Law. The issuance of shares of Common Stock pursuant to any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No shares of Common Stock shall be issued upon exercise of any portion of the Option granted hereunder if such issuance or exercise would result in a violation of applicable law, including the federal securities laws and any applicable state or foreign securities laws. The Option granted hereunder shall be offered pursuant to an applicable federal securities law exemption from registration.

14.	Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the
State of Delaware, regardless of the law that might be applied under principles of conflict of laws.

15.	Interpretation; Construction. Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. In the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Employee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17.	Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.	Amendments. The Committee shall have the exclusive right to amend this Agreement, from time to time, provided that no such amendment shall impair the rights of the Employee under this Agreement without the
Employee’s consent. Upon its adoption by the Committee, any alteration or amendment of this Agreement shall become binding and conclusive on all persons affected thereby without any need for consent or other action by any such person. The Company shall give written notice to the Employee of any such amendment as promptly as practicable after the adoption thereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute, and the
Employee has executed, this Agreement, each as of the Grant Date.

By electronically signing this Agreement, I, the Employee, acknowledge that I have read the Plan, and that
I fully understand all of my rights under the Plan, as well as all of the terms and conditions which may limit my eligibility to exercise this Option Award and/or transfer Shares acquired under this Option Award. Without limiting the generality of the preceding sentence, I understand that my right to exercise this Option Award is conditioned upon my continued employment with the Company. The terms and conditions set forth in this Agreement and in the
Plan will be binding upon me, my person representative or the person or persons to whom my rights under this
Agreement pass by will or by the applicable laws of descent and distribution. I shall not have any rights of a shareholder with respect to the shares subject to the Option until such shares have been issued to me upon proper exercise of the Option.

I acknowledge that the covenants contained in Section 7 are reasonable in the scope of the activities restricted and the duration of the restrictions, and that such covenants are reasonably necessary to protect the Company’s legitimate interests in its relationships with its employees, customers and suppliers. Employee further acknowledges such covenants are essential elements of this Agreement and that, but for such covenants, the Company would not have entered into this Agreement.

PRINCIPAL FINANCIAL GROUP, INC.

By: ______________________________
Name: Ralph Eucher, SVP Human Resources